UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2003

                            CAPITAL BANK CORPORATION


             (Exact name of registrant as specified in its charter)



      North Carolina                 0-30062                56-2101930
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of incorporation)                                         Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1     Press Release dated October 10, 2003.


Item 12. Disclosure of Results of Operations and Financial Condition.*

On October 10, 2003, Capital Bank Corporation (Nasdaq: CBKN) issued a press release regarding its anticipated financial results for the quarterly period ended September 30, 2003. A copy of the registrant's press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

* Pursuant to General Instruction B.6 of Current Report on Form 8-K, the information in this Item 12 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 12 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2003

                            CAPITAL BANK CORPORATION





                         By:  /s/ William C. Burkhardt
                             -------------------------
                             William C. Burkhardt
                             Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release issued October 10, 2003